UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014
____________________________________________________________
Rock-Tenn Company
(Exact Name of Registrant as Specified in Its Charter)
____________________________________________________________

Georgia	001-12613	62-0342590
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 448-2193

(Former name or former address, if changed since last report.)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

In the first quarter of fiscal 2014, we announced a realignment of our operating responsibilities and a related change to our segments for financial reporting purposes. Following the realignment, we now report our results of operations in the following four reportable segments: Corrugated Packaging, consisting of our containerboard mills and our corrugated converting operations; Consumer Packaging, consisting of our coated and uncoated paperboard mills and consumer packaging converting operations; Merchandising Displays, consisting of our display and contract packaging services; and Recycling, which consists of our recycled fiber brokerage and collection operations. The change primarily reflects the creation of a Merchandising Displays segment which was removed from the Consumer Packaging segment; the realignment of one facility from our Corrugated Packaging segment to our Merchandising Displays segment; and, we have changed the way we report net sales from our Recycling facilities to our mills. The impact of the Recycling segment net sales change is to treat the recovered paper procured for our mills as a transfer with an administrative fee which is reflected in segment sales instead of the previously reported sale transaction between the segments.

The Company is filing this Current Report on Form 8-K (the “Current Report”) to reclassify historical segment information in accordance with the Company’s new reportable segment structure. Exhibit 99.1 hereto updates the reportable segment information presented in the Annual Report on Form 10-K for the year ended September 30, 2013, which was filed with the Securities and Exchange Commission on November 18, 2013 (the “Annual Report on Form 10-K”) only to the extent this information is impacted by the realignment of our reportable segments. The changes in the segment structure discussed above in this Current Report affect only the manner in which the results for the operating segments were previously reported. These reclassifications have no impact on the Company’s previously reported consolidated statements of income, statements of comprehensive income (loss), balance sheets, statements of cash flows and statements of equity. The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K.

Portions of the following items from the Annual Report on Form 10-K have been updated to reflect the revised reportable segments:

•	Part I, Item 1. “Business” - solely to reflect changes in the “General”, “Products” and “Sales and Marketing” sections

•	Part I, Item 2. “Properties”

•
Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” - solely to reflect changes in “Segment and Market Information”, “Results of Operations (Consolidated) - Acquisitions” and “Results of Operations (Segment Data)”

•
Part II, Item 8. “Financial Statements and Supplementary Data” - solely to reflect changes in “Notes to Consolidated Financial Statements”, specifically, “Note 5. Acquisitions”, “Note 6. Restructuring and Other Costs, Net” and “Note 17. Segment Information” as well as “Report of Independent Registered Public Accounting Firm” with an updated opinion to reflect said change to Part II, Item 8 footnote disclosures

This Current Report is being filed only for the purposes described above. All other information in the Annual Report on Form 10-K remains unchanged. This Current Report does not modify or update the disclosures in the Annual Report on Form 10-K beyond as described above, nor does it reflect any subsequent information or events.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits.

23        Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1
Part I, Item 1, “Business”; Part I, Item 2. “Properties”; Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and Part II, Item 8. “Financial Statements and Supplementary Data” reflecting the change in reportable segments.

101.INS     XBRL Instance Document.
101.SCH     XBRL Taxonomy Extension Schema.
101.CAL     XBRL Taxonomy Extension Calculation Linkbase.
101.DEF     XBRL Taxonomy Definition Label Linkbase.
101.LAB     XBRL Taxonomy Extension Label Linkbase.
101.PRE     XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Dated:	February 6, 2014	By:	/s/ WARD H. DICKSON
Ward H. Dickson
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized officer)

Exhibit Number		Description of Exhibits

23	—	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1	—
Part I, Item 1, “Business”, Part I; Item 2. “Properties”; Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and Part II, Item 8. “Financial Statements and Supplementary Data” reflecting the change in reportable segments.

101.INS	—	XBRL Instance Document.

101.SCH	—	XBRL Taxonomy Extension Schema.

101.CAL	—	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	—	XBRL Taxonomy Definition Label Linkbase.

101.LAB	—	XBRL Taxonomy Extension Label Linkbase.

101.PRE	—	XBRL Taxonomy Extension Presentation Linkbase.